SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) FEBRUARY 19, 2003

                                  I-TRACK, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                   333-49388                91-1966948
(State or other jurisdiction of     (Commission              (IRS Employer
        incorporation)              File Number)           Identification No.)


          3031 COMMERCE DRIVE, BUILDING B, FORT GRATIOT, MICHIGAN 48058
             (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: (810)469-3500

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)











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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective February 19, 2003, we engaged The Rehmann Group, Troy, Michigan, as the Company's principal accountant. Our board of directors has approved the engagement of The Rehmann Group.

         Prior to our engagement of The Rehmann Group, we had not consulted with The Rehmann Group as to the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits: None.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not Applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            I-TRACK, INC.



Date:   March 6, 2003                       By:  /s/ PETER FISHER
     ------------------------------            ---------------------------------
                                                     Peter Fisher, Chairman


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